SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the Securities Exchange Act of 1934
(Amendment No.     )

Check the appropriate box:

[X] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5
    (d)(2))
[ ] Definitive Information Statement

                              Seasons Series Trust
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1)  Title of each class of securities to which transaction applies:

             ----------------------------------------------------


         2)  Aggregate number of securities to which transaction applies:

             ----------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             -----------------------------------------------------


         4)  Proposed maximum aggregate value of transaction:

             -----------------------------------------------------

         5)  Total fee paid:

             ------------------------------------------------------

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as  provided by Exchange
             Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

             --------------------------------------------------------

         2)  Form, Schedule or Registration Statement No.:

             --------------------------------------------------------


         3)  Filing Party:

             --------------------------------------------------------


         4)  Date Filed:

             --------------------------------------------------------

SUNAMERICA INC.
1 SunAmerica Center
Century City
Los Angeles, CA 90067-6022


                                                [Logo] SUNAMERICA
                                                       THE RETIREMENT SPECIALIST

September 21, 2001

Dear Policy Owners:

         The enclosed information statement is being provided to Seasons Select and Seasons Select II Variable Annuity policy owners invested in the Focus TechNet Portfolio (the "Portfolio") of Seasons Series Trust (the "Trust"), in connection with the change in control of one of its subadvisers, Dresdner RCM Global Investors LLC ("Dresdner RCM"). On July 23, 2001, Allianz AG acquired substantially all of the outstanding shares of capital stock of Dresdner Bank, the parent company of Dresdner RCM, to create an integrated financial services firm. The transaction has not had and is not expected to have any immediate impact on Dresdner RCM's management or on Dresdner RCM's capacity to provide the type, quality or quantity of services that it currently provides to the Portfolio. Dresdner RCM believes that the transaction offers the potential to enhance its future ability to deliver quality investment advisory services.

         As a matter of regulatory compliance, we are sending you this information statement which describes the management structure of the Portfolio, the ownership of Dresdner RCM, and the terms of the Subadvisory Agreement with Dresdner RCM which the Trustees of the Trust have approved.

         If you have any questions regarding this change, please call our SunLine customer service center between the hours of 5 a.m. PST and 5 p.m. PST at (800) 445-7862.

Sincerely,

/s/ Jane Aldrich

Jane Aldrich, CFA
VICE PRESIDENT
SUNAMERICA INC.



Distributed by SunAmerica Capital Services, Inc.

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                             [Logo] MEMBER OF AMERICAN INTERNATIONAL GROUP, INC.

                              SEASONS SERIES TRUST
                             FOCUS TECHNET PORTFOLIO
                                 P.O. BOX 54229
                       LOS ANGELES, CALIFORNIA 90054-0299
                          -----------------------------

                              INFORMATION STATEMENT
                          -----------------------------

         This information statement is being provided to the Seasons Select and Seasons Select II Variable Annuity policy owners invested in the Focus TechNet Portfolio (the "Portfolio") of Seasons Series Trust ("Seasons" or the "Trust") in lieu of a proxy statement, pursuant to the terms of an exemptive order Seasons received from the Securities and Exchange Commission which permits SunAmerica Asset Management Corp. ("SunAmerica" or the "Adviser") to hire new subadvisers and to make changes to existing subadvisory contracts with the approval of the Board of Trustees (the "Trustees"), but without obtaining shareholder approval. This information statement is being furnished on behalf of the Trustees of Seasons.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
          SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES
                ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

         This information statement will be mailed on or about September 21, 2001. Copies of the most recent annual and semi-annual reports of the Trust are available without charge and may be obtained by writing to the Trust at P.O. Box 54229, Los Angeles, California 90054-0299 or by calling (800) 445-7862.

PURPOSE OF THE INFORMATION STATEMENT

         On July 23, 2001, Allianz AG acquired substantially all of the outstanding shares of capital stock of Dresdner Bank to create an integrated financial services firm (the "Transaction"). Allianz AG acquired direct beneficial ownership of the voting securities of Dresdner Bank and indirect beneficial ownership of Dresdner RCM Global Investors LLC ("Dresdner RCM"). Dresdner RCM and its affiliates will continue to operate in the United States as distinct asset managers under separate names. The Transaction has not had and is not expected to have any immediate impact on Dresdner RCM's management of the Portfolio or on Dresdner RCM's capacity to provide the type, quality or quantity of services that it currently provides to the Portfolio. The Transaction constituted a change in control of Dresdner RCM, which resulted in an assignment, as defined in Section 2(a)(4) of the Investment Company Act of 1940, as amended (the "1940 Act"), of the Subadvisory Agreement between SunAmerica and Dresdner RCM which was in effect at that time. The Subadvisory Agreement, by its terms and consistent with Section 15(a) of the 1940 Act, provided for its automatic termination upon assignment. On August 21, 2001, the Trustees of Seasons approved a new Subadvisory Agreement between SunAmerica and Dresdner RCM with respect to the Focus TechNet Portfolio.

THE TRUST

         The Portfolio is a separate investment series of Seasons, a Massachusetts business trust. The Trust entered into an Investment Advisory Agreement (the "Advisory Agreement") with SunAmerica on January 1, 1999, as amended from time to time. SunAmerica selects the subadvisers for the Portfolio, may manage certain portions of the Portfolio, provides various administrative services and supervises the Portfolio's daily business affairs, subject to general review by the Trustees. The Advisory Agreement authorizes SunAmerica to retain a subadviser for the Portfolio or portions thereof for which it does not manage the assets. SunAmerica selects the subadvisers it believes will provide the Portfolio with the highest quality investment services, while obtaining, within the Portfolio's overall investment objective, a distinct investment style. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift or other consideration.

         The   subadvisers  to  the  Trust  act  pursuant  to  agreements   with
SunAmerica. Their duties include furnishing continuing advice and recommendations to the relevant portion of their respective portfolios regarding securities to be purchased and sold. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the subadvisers' fees. The portfolios do not pay fees directly to the subadvisers. However, in accordance with procedures adopted by the Trustees, a subadviser may effect portfolio transactions through an affiliated broker-dealer, acting as agent not as principal, and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act, the rules thereunder and other applicable securities laws.

THE SUBADVISORY AGREEMENT

         Pursuant to a Subadvisory Agreement with SunAmerica dated November 29, 2000 (the "Previous Agreement"), Dresdner RCM has been serving as subadviser to the Portfolio. The Previous Agreement terminated upon the change in control of Dresdner RCM. At the Board meeting held on August 21, 2001, the Trustees approved a new Subadvisory Agreement between SunAmerica and Dresdner RCM (the "New Subadvisory Agreement"), identical in all material respects to the Previous Agreement. The New Subadvisory Agreement became effective on August 21, 2001.

         Under the Advisory Agreement, the annual rate of the investment advisory fee payable to SunAmerica for the Portfolio is as follows: 1.20% of Assets for the Portfolio. The term "Assets" means the average daily net assets of the Portfolio. This fee is accrued daily and paid monthly, and may be higher than those charged to other mutual funds.

         The New Subadvisory Agreement with respect to the Portfolio is substantially similar in form and in substance to the Previous Agreement in that it (i) provides for Dresdner RCM to manage the portion of the relevant Portfolio allocated to it on a discretionary basis, (ii) provides for the Adviser to compensate Dresdner RCM for its services, (iii) authorizes Dresdner RCM to select the brokers or dealers to effect portfolio transactions for the Portfolio, and (iv) requires Dresdner RCM to comply with the Portfolio's investment policies and restrictions and with applicable law. The New Subadvisory Agreement will not result in an increase in fees to shareholders. A form of the New Subadvisory Agreement is attached to this Information Statement as Exhibit A.

INFORMATION ABOUT ALLIANZ AG AND DRESDNER RCM

         Allianz AG is an international financial services company organized under the laws of Germany. The company's principal executive offices are located at Koeniginstrasse 28, D-80802, Munich, Germany. The Allianz AG Group of companies is one of the world's leading financial services providers, offering insurance and asset management products and services through property- casualty insurance, life and health insurance and financial services business segments. Allianz AG engages in financial services operations through over 850 subsidiaries with approximately 120,000 employees in more than 70 countries around the world. Allianz AG had total assets at December 31, 2000 of US $371.9 billion (440.0 billion Euros), net income for the year ended December 31, 2000 of US $2.9 billion (3.5 billion Euros) and total income for the year ended December 31, 2000 of US $65.0 billion (76.9 billion Euros). Allianz AG is a widely-held publicly traded company in which Munich Reinsurance ("Munich Re"), a German re-insurance company and holding company for the Munich Re Group, maintains a shareholder interest, an investment they have held for many years. Because Munich Re currently owns in excess of 25% of the outstanding voting securities of Allianz AG, it is presumed to "control" Allianz AG within the meaning of the 1940 Act. However, Dresdner RCM has represented that, consistent with past practice, Munich Re is not expected to be involved in the management of Dresdner RCM. The principal executive offices of Munich Re are located at 80791 Munich, Germany.

         Dresdner RCM is a Delaware limited liability company with principal offices at Four Embarcadero Center, San Francisco, CA 94111. Dresdner RCM is a registered investment adviser actively engaged in providing investment supervisory services to institutional and individual clients. Dresdner RCM is wholly owned by Dresdner RCM Global Investors US Holdings LLC, a registered investment adviser, which is in turn wholly owned by Dresdner Bank. On July 23, 2001, Allianz AG acquired direct beneficial ownership of the voting securities of Dresdner Bank and indirect beneficial ownership of Dresdner RCM.

         The names, business address and principal occupations of the Directors and Principal Executive Officers of Dresdner RCM are set forth below:



    NAME AND ADDRESS                   Position with Dresdner RCM               Principal Occupation
    ----------------                   --------------------------               --------------------

Gerhard Eberstadt                      Member of Board of Managers              Member of Board of
Jurgen-Ponto-Platz 1                                                            Managers, Dresdner Bank AG
D-60301 Frankfurt-am-Main
Germany
-----------------------------------------------------------------------------------------------------------
George N. Fugelsang                    Member of Board of Managers              President, Chief Executive
75 Wall Street                                                                  Officer and Chairman,
New York, NY                                                                    Dresdner Kleinwort
                                                                                Wasserstein Securities LLC
-----------------------------------------------------------------------------------------------------------
Susan C. Gause                         Member of Board of Managers;             Same
Four Embarcadero Center                Chief Executive Officer; and
San Francisco, CA 94111                Senior Managing Director
-----------------------------------------------------------------------------------------------------------
Luke D. Knecht                         Member of Board of Managers              Same
                                       and Managing Director
-----------------------------------------------------------------------------------------------------------


    NAME AND ADDRESS                   Position with Dresdner RCM               Principal Occupation
    ----------------                   --------------------------               --------------------

Joachim Maedler                        Member of Board of Managers              Member of Board of Managers,
Jurgen-Ponto-Platz 1                                                            Dresdner Bank AG
D-60301 Frankfurt-am-Main
Germany
-----------------------------------------------------------------------------------------------------------
William L. Price                       Chairman of Board of                     Same
Four Embarcadero Center                Managers; Senior Managing
San Francisco, CA 94111                Director; and Global Chief
                                       Investment Officer
-----------------------------------------------------------------------------------------------------------

         Dresdner RCM serves as an investment adviser or subadviser to the following investment companies with similar investment objectives to the Portfolio. Set forth below are the fee rates and net assets as of June 30, 2001 of such investment companies.

--------------------------------------------------------------------------------
NAME OF FUND          ADVISORY/SUBADVISORY FEE RATE       APPROXIMATE NET ASSETS
--------------------------------------------------------------------------------
[Information to
Come]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BOARD OF TRUSTEES' CONSIDERATION

         In approving the New Subadvisory Agreement described herein, the Trustees, at an in- person meeting held on August 21, 2001, considered certain factors, including (i) the nature and quality of the services rendered by Dresdner RCM, including the credentials and investment experience of its officers and employees; (ii) Dresdner RCM's investment approach and management style, which is expected to compliment the other investment managers of the Portfolio; (iii) the structure of Dresdner RCM and their ability to provide services, based on both financial condition as well as performance record; (iv) comparisons of Dresdner RCM's subadvisory fees with those of other advisers; and
(v) indirect costs and benefits of providing such subadvisory services. The Trustees determined that the engagement of Dresdner RCM as subadviser for the Portfolio and the subadvisory fees were reasonable, fair and in the best interests of the Portfolio and its shareholders.

ADDITIONAL INFORMATION

         The Trust is not required to hold annual meetings of policy owners and, therefore, it cannot be determined when the next meeting of policy owners will be held. Policy owners proposals to be considered for inclusion in the proxy statement for the next meeting of policy owners must be submitted at a reasonable time before the proxy statement is mailed. Whether a proposal submitted would be included in the proxy statement will be determined in accordance with applicable state and federal law.

                                          By Order of the Trustees,

                                          /s/ Robert M. Zakem

                                          Robert M. Zakem
                                          Vice President and Assistant Secretary


Dated: September 21, 2001

                                                                       EXHIBIT A

                                    [FORM OF]
                              SUBADVISORY AGREEMENT


         This SUBADVISORY AGREEMENT is dated as of _______, 2001, by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and DRESDNER RCM GLOBAL INVESTORS LLC, a Delaware limited liability company (the "Subadviser").

                                   WITNESSETH:

         WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the
"Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest, par value $.01 per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

         WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;

         NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

         1. DUTIES OF THE SUBADVISER. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of each Portfolio. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust's current prospectus and statement of additional information; and (b) applicable laws and regulations. The Subadviser shall manage the portion of the assets of a Portfolio allocated to it as if it was a separate operating portfolio and the provisions, representation and warranties of this Section 1 of the Subadvisory Agreement shall apply only the portion of assets of a Portfolio managed by the Subadviser.

         The Subadviser represents and warrants to the Adviser that the portion of assets allocated to it of each Portfolio will at all times be operated and managed (a) in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) so as not to jeopardize either the treatment of the variable annuity contracts which offer the Portfolio(s) (the "Contracts") as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), or the eligibility of the Contracts to qualify for sale to the public in any state where they may otherwise be sold; and (c) to minimize any taxes and/or penalties payable by the Trust or the Portfolio(s). Without limiting the foregoing, the Subadviser represents and warrants that it will manage the portion of assets allocated to it of each Portfolio in compliance with (a) the diversification requirements specified in the Internal Revenue Service's regulations under Section 817(h) of the Code; (b) the provisions of the Act and rules adopted thereunder; (c) applicable state insurance laws; (d) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust's current prospectus and statement of additional information as most recently provided by the Adviser to the Subadviser; and (e) the polices and procedures as adopted by the Trustees of the Trust. The Adviser agrees that it, and not the Subadviser, shall be solely responsible for insuring that each Portfolio set forth in Schedule A managed by the Subadviser (i) qualifies as a "regulated investment company" under Subchapter M, chapter I of the Code; and
(ii) complies with any limits in its current prospectus or statement of additional information concerning concentration of investments or the amount of assets that may be invested by the Portfolio in any one or more securities. Should the Adviser determine that the Portfolio is not in compliance with
Subchapter M, chapter I of the Code, the Subadviser agrees to follow instructions of the Adviser to remedy such non-compliance. The Subadviser shall furnish information to the Adviser, as requested, for purposes of compliance with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code.

         The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

         The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

         The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

         2. PORTFOLIO TRANSACTIONS. (a) The Subadviser is responsible for decisions to buy or sell securities and other investments for a portion of the assets of each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with
Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio, provided, however, that for each Portfolio the average annual percentage of portfolio transactions which are engaged in with the Subadviser's affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, may not exceed 25% of the Portfolio's total transactions in securities and other investments during the Trust's fiscal year. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

         (b) Notwithstanding Section 2(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, and rewarding sales or distribution, the Adviser may direct the Subadviser to effect a specific percentage of a Portfolio's transactions in securities and other investments to certain broker-dealers and futures commission merchants'. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge:

          (1) All brokerage transactions are subject to best execution. As such, Subadviser will use its best efforts to direct non-risk commission transactions to a particular broker-dealer or futures commission merchant designated by the Adviser provided that the Subadviser obtains best execution;

          (2) Such direction may result in the Subadviser paying a higher commission, depending upon the Subadviser's arrangements with the particular broker-dealer or futures commission merchant, or such other factors as market conditions, share values, capabilities of the particular broker-dealer or futures commission merchant, etc.;

          (3) If the Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly. In addition, the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single "bunched" transaction where Subadviser would, in some instances, be in a better position to negotiate commissions; and

          (4) Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers. As such the Subadviser may be unable to fulfill the Adviser's request for direction due to the reasons stated above.

         3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (I.E., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser actually provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

         4. OTHER SERVICES. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services in order to facilitate meetings or other similar functions. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser's cost.

         5. REPORTS. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

         6. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         7. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

         The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

         8. REFERENCE TO THE SUBADVISER. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

         9. LIABILITY OF THE SUBADVISER. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Subadviser's rendering of services under this Agreement.

             (b) The  Subadviser  agrees  to  indemnify  and hold  harmless  the
Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the
Adviser) and/or the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser and/or the Trust and their affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Subadviser's disabling conduct, including but not limited to any material failure by the Subadviser to comply with the provisions and representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

             (c) The Subadviser shall not be liable to the Adviser for (i) any acts of the Adviser or any other subadviser to the Portfolio with respect to the portion of the assets of a Portfolio not managed by Subadviser; and (ii) reasonable acts of the Subadviser which result from a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other subadviser to a Portfolio, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

         10. PERMISSIBLE INTERESTS. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors/trustees, partners, officers, or shareholders, or otherwise;
directors/trustees, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

         11. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

         With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act). This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

         12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         13. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

         14. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

         15. PERSONAL LIABILITY. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property," as defined in the Declaration, only shall be liable.

         16. SEPARATE SERIES. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

         17. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

         Subadviser:                Dresdner RCM Global Investors LLC
                                    Four Embarcadero Center
                                    San Fransisco, California 94111
                                    Attention:

         Adviser:                   SunAmerica Asset Management Corp.
                                    The SunAmerica Center
                                    733 Third Avenue, Third Floor
                                    New York, NY 10017-3204
                                    Attention: Robert M. Zakem
                                               Senior Vice President and
                                               General Counsel

         with a copy to:            SunAmerica Inc.
                                    1 SunAmerica Center
                                    Century City
                                    Los Angeles, CA 90067-6022
                                    Attention: Mallary L. Reznik
                                               Secretary

         IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.


                                              SUNAMERICA ASSET MANAGEMENT CORP.


                                              By:
                                                 --------------------
                                              Name:  Peter A. Harbeck
                                              Title: President





                                              DRESDNER RCM GLOBAL INVESTORS LLC,




                                              By:
                                                 --------------------
                                              Name:
                                              Title: